Exhibit 99.1

nwa NORTHWEST AIRLINES®

Lenders Presentation

October 18, 2005

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Northwest global network

- NWA is the world's fourth largest global airline

Netherlands
Amsterdam
Minneapolis/
St. Paul
Detroit
Japan
Tokyo
Memphis

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ANC
SEA
PDX
SFO
LAX
MSP
ORD
DTW
CVG
JFK
HNL
PEK
SEL
KIX
PUS
NRT
SHA
CAN
HKG
TPE
SPN
GUM
MNL
BKK
SIN
Freighter Routes
Passenger Routes

Note: JFK-NRT suspended October-05

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Vancouver
Seattle
Minneapolis/
St. Paul
Chicago
Detroit
Toronto
Montreal
Boston
New York (JFK)
New York (Newark)
Washington Dulles
San Francisco
Los Angeles
Memphis
Atlanta
Houston
Mexico City
London
Amsterdam
Frankfurt
Paris
Rome
Delhi
Mumbai
Bangalore

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Northwest has renewed its fleet and facilities

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- over 200 new aircraft (2001-2005)
- B787 order
  - North America launch customer
  - 18 firm orders (2008-2010)
  - 50 options/purchase rights
- additional A330s
  - 32 by 2007

- new Detroit WorldGateway Terminal
- leading hub facilities in Minneapolis, Tokyo and Amsterdam
  - Recognition by J.D. Powers
- no gate or runway constraints at all hubs

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Northwest has been an industry innovator on alliances

KLM Royal Dutch Airlines

Continental Airlines

Delta

2003
- NW/CO/DL combined 240 domestic destinations

SKYTEAM®

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1990 Domestic Capacity
Regional
10%
LCC
8%
Legacy
82%

Current
Regional
13%
UA
11%
US
6%
LCC
28%
Legacy
42%

Source: US DOT Form 41

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Domestic Industry Airline Revenue % of Nominal GDP
0.900%
0.800%
0.700%
0.600%
0.500%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
Industry Revenue % of GDP

Legacy Real Yield (Fares)
Legacy Real Yield CAGR
(3%)
20.00
18.00
16.00
14.00
12.00
10.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
Legacy Carrier Real Yield

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Legacy carriers have lost nearly $35 billion since 2001

Legacy Losses: ($34.4 bil)
Pre-tax ($ bil)
($9.0)
($10.3)
($6.3)
($6.1)
($2.7)
01
02
03
04
1H 05

Source: SEC filings, press releases, excluding non-recurring items

Legacy Carriers include: AA, CO, DL, NW, UA, US

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LCC Profits: $2.3 bil
Pre-tax ($ mil)
$469
$208
$695
$469
$411
01
02
03
04
1H 05

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Unit Costs ex-fuel (cts)
8.81
8.52
8.36
8.18
7.25
7.09
6.63
6.57
5.71
5.38
5.27
UA
CO
NW
AA
DL
US
F9
HP
B6
FL
WN

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NORTHWEST AIRLINES

Northwest has lost $3.6 billion since 2001

Pre-tax losses ($ mil)
($858)
($756)
($583)
($696)
($716)
($3.6 bil)
01
02
03
04
1H 05

excludes unusual items

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NYMEX WTI Crude Oil ($/barrel)
$70
$60
$50
$40
$30
$20
$10
85
87
89
91
93
95
97
99
01
03
05
07

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Crack spreads volatile due to shortage of refining capacity…

US Gulf Coast Jet Fuel less WTI
"Crack Spread"
$/bbl
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
Jan-03
Apr-03
Aug-03
Nov-03
Mar-04
Jul-04
Oct-04
Feb-05
Jun-05
Sep-05

Source: Platts as of October 14, 2005

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…resulting in skyrocketing fuel costs

US Gulf Coast Jet Fuel
cts/gallon
300.00
270.00
240.00
210.00
180.00
150.00
120.00
90.00
60.00
Jan-03
Apr-03
Aug-03
Nov-03
Mar-04
Jul-04
Oct-04
Feb-05
Jun-05
Sep-05

Source: Platts as of October 14, 2005

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Unrestricted cash ($ bil)
$2.46
$2.13
$2.14
$1.7
$1.5
10% LTM Revenue
12/31/04
3/31/05
6/30/05
8/31/05
9/14/05

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Restructuring Overview

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Restructuring Overview

Actions

- Competitive cost structure
  - Labor savings
  - Non-labor savings
- Resize/define and optimize business model
  - Fleet reductions
  - Eliminate unprofitable flying
  - Establish new RJ subsidiary
- Restructure balance sheet

Goals

- Cash and P&L positive ASAP
- Sustained profitability at current high oil prices
- Positioned to achieve post-emergence a “BB” level rating
  - Ability to fund future growth

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Northwest's post restructuring labor CASM competitive with LCCs

Unit Labor Costs (cts)
4.31
3.70
3.36
3.27
3.15
2.77
2.60
2.56
2.34
2.31
2.17
1.94
Pre-Restructure
Post-Restructure
NW
AA
UA
DL
CO
WN
NW
F9
US/HP
B6
TZ
FL

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System Capacity - YOY
4.3
4.4
1.5
(7) - (8)
(11) - (13)
1Q05
2Q05
3Q05
4Q05
1Q06

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Targeted improvements to result in sustained profitability

- **Seeking up to $2.5 bil in profit improvement initiatives**

Pre-tax Losses*
Initiatives
Breakeven
labor savings
non-labor savings
business model optimization
capacity reductions
balance sheet restructure
($1.7) bil

* Company estimates as of October 14, 2005

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Public Questions and Answers

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NORTHWEST AIRLINES®

Private Questions and Answers

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[LOGO] NORTHWEST AIRLINES ®

Lenders Presentation

October 18, 2005

Forward Looking Statements

Statements in this presentation including those in the exhibits, that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements of the Company. Such risks and uncertainties include, among others, the future level of air travel demand, the Company’s future load factors and yields, the airline pricing environment, increased costs for security, the cost and availability of jet fuel, the aftermath of the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about Severe Acute Respiratory Syndrome (SARS) and other influenza or contagious illnesses, labor negotiations both at other carriers and the Company, low fare carrier expansion, capacity decisions of the other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuation and inflation. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the Company’s Securities and Exchange Commission filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

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Agenda

Introduction	JPMorgan

Company overview	Neal Cohen, Chief Financial Officer Northwest Airlines

Public Q&A

Private Q&A

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Northwest Overview

4

Northwest global network

•      NWA is the world’s fourth largest global airline

[GRAPHIC]

5

Northwest has a long history serving Asia and is the #1 carrier between the U.S. and Japan

[GRAPHIC]

Note: JFK-NRT suspended October-05

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Northwest established the first global alliance with KLM in 1989

[GRAPHIC]

7

Northwest has renewed its fleet and facilities

[GRAPHIC]	[GRAPHIC]

• over 200 new aircraft (2001-2005)	• new Detroit WorldGateway Terminal

• B787 order	• leading hub facilities in Minneapolis,
• North America launch customer	Tokyo and Amsterdam
• 18 firm orders (2008-2010)	• Recognition by J.D. Powers
• 50 options/purchase rights

• additional A330s	• no gate or runway constraints at all hubs
• 32 by 2007

8

Northwest has been an industry innovator on alliances

[LOGO]	1989	• nearly $3 bil joint venture today • industry’s most integrated partnership

[LOGO]	1998	• long-term partnership and highly profitable for both airlines

[LOGO]	2003	• NW/CO/DL combined 240 domestic destinations

[LOGO]	2004	• more than 130 countries • 684 destinations • 15,207 daily flights • 344 mil passengers annually • 21% worldwide share

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LCCs are growing and now represent approximately 30% of the U.S. industry

•                  With New US Airways exit, LCCs now well in excess of 30%

1990 Domestic Capacity	Current

[CHART]	[CHART]

Source: US DOT Form 41

Note: Legacy carriers include AA, CO, DL, NW, TW, UA, US; LCCs include B6, F9, FL, HP, WN, TZ, AS,  J7, SY, NK, NJ

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As a result of LCCs and the Internet, the domestic airline industry revenue as a % of GDP has declined sharply since 2000

•                  Real yields have also declined at an average of 3% per annum

Domestic Industry Airline Revenue % of Nominal GDP	Legacy Real Yield (Fares)

[CHART]	[CHART]

Source: Industry Revenue – All scheduled service carriers per US DOT Form 41; Nominal GDP - Bloomberg

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Legacy carriers have lost nearly $35 billion since 2001

Legacy Losses: ($34.4 bil)

[CHART]

Source: SEC filings, press releases, excluding non-recurring items

Legacy Carriers include:  AA, CO, DL, NW, UA, US

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Despite this backdrop, LCCs which represent nearly 30% of the domestic industry remain profitable and continue to grow

LCC Profits: $2.3 bil

[CHART]

Source: SEC filings, press releases, excluding non-recurring items

LCCs include B6, F9, FL, HP, WN

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Since 2001, Northwest has achieved 11 rounds of revenue enhancing and expense reduction initiatives, valued at $1.7 billion

Revenue Enhancements/Expense Reductions	$mil

Business Plan Initiatives	835

Maintenance	460

Insurance	175

Product	130

Commissions	60

Facilities	40

Total	$1.7	bil

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Northwest’s unit costs are not competitive with the rest of the industry

Unit Costs ex-fuel (cts)

[CHART]

Source: Q205 SEC filings excluding unusual items; adjusted to NW stage-length

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Northwest has lost $3.6 billion since 2001

[CHART]

excludes unusual items

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Fuel prices increased to unprecedented levels and have accelerated the need for change

NYMEX WTI Crude Oil ($/barrel)

[CHART]

Source: West Texas Intermediate (WTI), 2006-2014 based on WTI forward fuel contracts as of October 12, 2005

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Crack spreads volatile due to shortage of refining capacity…

US Gulf Coast Jet Fuel less WTI
“Crack Spread”

[CHART]

Source: Platts as of October 14, 2005

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…resulting in skyrocketing fuel costs

US Gulf Coast Jet Fuel

[CHART]

Source: Platts as of October 14, 2005

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Northwest filed for Ch.11 with $1.5 bil in unrestricted cash to preserve its liquidity and ensure a successful reorganization

[CHART]

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Restructuring Overview

21

Restructuring Overview

Actions	Goals

• Competitive cost structure	• Cash and P&L positive ASAP
• Labor savings
• Non-labor savings	• Sustained profitability at current high oil prices

• Resize/define and optimize business model	• Positioned to achieve post-emergence a “BB” level rating
• Fleet reductions	• Ability to fund future growth
• Eliminate unprofitable flying
• Establish new RJ subsidiary

• Restructure balance sheet

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Despite its best efforts, Northwest made limited progress with its labor unions

•                  $285 mil ALPA/Mgmt two-year bridge agreement realized 12/04

•                  New AMFA terms imposed 8/05 under “self-help”

	Request for	Contract	Openers	Filed For
Union	Labor Savings	Amendable	Exchanged	Mediation

ALPA	Early 03	Dec-06*

AMFA	Early 03	May-05	Oct-04	Jan-05

IAM	Early 03	Feb-03	Jul-02	Aug-03

PFAA	Early 03	May-05	Dec-04	Feb-05

*pursuant to ALPA bridge agreement or 60 days after all other labor agreements are reached

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Total labor ask of $1.4 billion in annual steady state savings

•                  Section 1113(c) motion was filed on October 12th

Work Group	Achieved	Ask	Savings
			($ mil)

ALPA	250	362	612
AMFA	203	—	203
IAM		190	190
PFAA		195	195
Mgmt	35	36	71
Other	4	10	14

Post Retirement Medical		~80	~80

Total	$492	$873	$1,365

•                  5% defined contribution plan and freeze of pension plans

•                  assuming legislative relief equal to at least the current Senate Bill

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Northwest’s post restructuring labor CASM competitive with LCCs

Unit Labor Costs (cts)

[CHART]

Source: Q205 SEC filings excluding unusual items; adjusted to NW stage-length of 948 miles

NW pre-restructure adjusted for ALPA bridge agreement (0.3 cents CASM impact) and includes freighters

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NW is reducing its capacity to better match supply to demand

System Capacity - YOY

• Moving quickly to optimal fleet size

[CHART]	• Improve mix of aircraft

• Achieve further fleet simplification

• Realize competitive market costs

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Targeted improvements to result in sustained profitability

•                  Seeking up to $2.5 bil in profit improvement initiatives

[CHART]

* Company estimates as of October 14, 2005

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Public Questions and Answers

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Private Questions and Answers

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